UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 28, 2016

Differential Brands Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

1231 South Gerhart Avenue, Commerce, California	90022
(Address of Principal Executive Offices)	(Zip Code)

(323) 890-1800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

On November 28, 2016, certain subsidiaries of Differential Brands Group Inc. (the “Company”) and its wholly-owned subsidiary DFBG Swims, LLC (“DFBG Swims”) entered into an agreement with The CIT Group/Commercial Services, Inc. (“CIT”) to join DFBG Swims as a party to the Amended and Restated Deferred Purchase Factoring Agreement, dated January 28, 2016, between CIT and certain subsidiaries of the Company (the “A&R Factoring Agreement”).

On November 28, 2016, the Company, DFBG Swims and certain subsidiaries of the Company as borrowers and guarantors entered into an agreement with Wells Fargo Bank, National Association (“Wells Fargo”) to join DFBG Swims as borrower to the Credit and Security Agreement, dated January 28, 2016, between Wells Fargo, the Company and certain subsidiaries of the Company as borrowers and guarantors (the “ABL Credit Agreement”).

On November 28, 2016, the Company, DFBG Swims and certain subsidiaries of the Company as borrowers and guarantors entered into an agreement with TCW Asset Management Company (“TCW”) to join DFBG Swims as borrower to the Credit and Security Agreement, dated January 28, 2016, between TCW, the Company and certain subsidiaries of the Company as borrowers and guarantors (the “Term Credit Agreement”).

As previously disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), DFBG Swims holds all of the outstanding share capital of Norwegian private limited company SWIMS AS, which the Company acquired on July 18, 2016. Other than as described above, the amendment to the A&R Factoring Agreement, and the amendments to the ABL Credit Agreement and the Term Credit Agreement, each of which is effective as of November 28, 2016, do not change the A&R Factoring Agreement, the ABL Credit Agreement and the Term Credit Agreement, respectively.

The amendments to the A&R Factoring Agreement, ABL Credit Agreement and the Term Credit Agreement are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The description of each of these amendments is qualified in its entirety by reference to the provisions of the respective amendment filed herewith. The A&R Factoring Agreement was attached as Exhibit 10.46 to the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2015, filed with the SEC on February 29, 2016. The ABL Credit Agreement and the Term Credit Agreement were attached as Exhibits 10.2 and 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on January 29, 2016.

10.1
Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1

Joinder to and Modification of the Amended and Restated Deferred Purchase Factoring Agreement, entered into on November 28, 2016, between DFBG Swims, LLC, Robert Graham Designs, LLC, Hudson Clothing LLC and The CIT Group/Commercial Services, Inc.

10.2

Joinder Agreement to the Credit and Security Agreement, entered into on November 28, 2016 between DFBG Swims, LLC, Differential Brands Group Inc. and certain of its subsidiaries party thereto, each as a Borrower or Guarantor, and Wells Fargo Bank, National Association, as lender.

10.3

Joinder Agreement to the Credit and Security Agreement, entered into on November 28, 2016, between DFBG Swims, LLC, Differential Brands Group Inc. and certain of its subsidiaries party thereto, each as a Borrower or Guarantor, each of the lenders party thereto, and TCW Asset Management Company, as agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIFFERENTIAL BRANDS GROUP INC.

Date: December 1, 2016	By:	/s/ Hamish Sandhu
Hamish Sandhu
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Joinder to and Modification of the Amended and Restated Deferred Purchase Factoring Agreement, entered into on November 28, 2016, between DFBG Swims, LLC, Robert Graham Designs, LLC, Hudson Clothing LLC and The CIT Group/Commercial Services, Inc.

10.2

Joinder Agreement to the Credit and Security Agreement, entered into on November 28, 2016 between DFBG Swims, LLC, Differential Brands Group Inc. and certain of its subsidiaries party thereto, each as a Borrower or Guarantor, and Wells Fargo Bank, National Association, as lender.

10.3

Joinder Agreement to the Credit and Security Agreement, entered into on November 28, 2016, between DFBG Swims, LLC, Differential Brands Group Inc. and certain of its subsidiaries party thereto, each as a Borrower or Guarantor, each of the lenders party thereto, and TCW Asset Management Company, as agent.